                               Exhibit (b)(14)(i)




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




                                POWER OF ATTORNEY

We, the undersigned Directors of First North American Life Assurance Company (the "Company"), do hereby constitute and appoint John D. Richardson, Joseph M. Scott, John G. Vrysen, Richard C. Hirtle, Stephanie Elliman or Tracy Anne Kane, or any of them, our true and lawful officers to sign Registration Statements to be filed with the Securities and Exchange Commission and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below which said officers may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below any and all amendments (including post-effective amendments); and we do hereby ratify and confirm all that the said officers, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys.

Executed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                           TITLE                      DATE
---------                           -----                      ----

John D. Richardson                  Chairman of the            11/29/96
-----------------------------       Board of Directors         --------
John D. Richardson


Joseph M. Scott                     Director; President        11/29/96
-----------------------------                                  --------
Joseph M. Scott


Richard C. Hirtle                   Director; Vice President   11/29/96
-----------------------------       and Treasurer              --------
Richard C. Hirtle


John G. Vrysen                      Director; Vice President   11/29/96
-----------------------------       and Qualified Actuary      --------
John G. Vrysen


Kenneth H. Conrad                   Director                   11/29/96
-----------------------------                                  --------
Kenneth H. Conrad



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SIGNATURE                           TITLE                      DATE
---------                           -----                      ----

John D. DesPrez, III                Director                   11/29/96
-----------------------------                                  --------
John D. DesPrez, III


Ruth Ann Fleming                    Director                   11/29/96
-----------------------------                                  --------
Ruth Ann Fleming


Peter S. Hutchison                  Director                   11/29/96
-----------------------------                                  --------
Peter S. Hutchison


Neil M. Merkl                       Director                   11/29/96
-----------------------------                                  --------
Neil M. Merkl


Robert C. Perez                     Director                   11/29/96
-----------------------------                                  --------
Robert C. Perez


James K. Robinson                   Director                   11/29/96
-----------------------------                                  --------
James K. Robinson


H. Douglas Wood                     Director                   11/29/96
-----------------------------                                  --------
H. Douglas Wood


Bruce Avedon                        Director                   11/29/96
-----------------------------                                  --------
Bruce Avedon





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